Exhibit 10.68

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (“Fourth Amendment”) is made on November 21, 2023 and effective as of September 21, 2023 (the “Effective Date”), by and among HOF Village Retail I, LLC, a Delaware limited liability company (“Retail I”), HOF Village Retail II, LLC, a Delaware limited liability company (“Retail II”), and Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFRECo”, and together with Retail I and Retail II, collectively the “Borrower”) and CH Capital Lending LLC, Delaware limited liability company (“Lender”).

RECITALS:

A. Retail I, Retail II, and The Huntington National Bank (“HNB”) entered into that certain Loan Agreement dated September 27, 2022 (the “Loan Agreement”), under the terms of which HNB agreed to loan up to Ten Million Dollars ($10,000,000) for the purpose of financing improvements to two certain leasehold parcels of real property in the project commonly referred to as Hall of Fame Village located in the City of Canton, Stark County, Ohio, as more fully described in the Loan Agreement.

B. Lender has succeeded to the rights and obligations of HNB under the Loan Agreement pursuant to that certain Assignment of Note, Security Instrument and Other Loan Documents dated as of September 21, 2023 (the “Assignment”), and is now the holder of that certain Promissory Note dated September 27, 2022 (the “Note”) in the principal amount of $10,000,000 in which HNB is payee and Retail I and Retail II are makers.

C. The Loan Agreement and Note were modified pursuant to the terms of (i) that certain Joinder and First Amendment to Loan Agreement entered into by and between Borrower and Lender dated September 21, 2023 (“First Amendment”), (ii) that that certain letter agreement by and between Borrower and Lender dated September 21, 2023 (“Letter Agreement”), (iii) that certain Second Amendment to Loan Agreement by and between Borrower and Lender dated October 6, 2023, and (iv) that certain Third Amendment to Loan Agreement by and between Borrower and Lender dated October 16, 2023.

D. The post-closing conditions set forth in the Letter Agreement have been satisfied and Lender and Borrower now desire to memorialize the modifications to the Loan Agreement set forth in the Letter Agreement as hereinafter set forth and to clarify certain matters as related to the Assignment and the joinder contained in the First Amendment.

NOW, THEREFORE, for and in consideration of the foregoing, the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree, effective as of the Effective Date, as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement or Note, as applicable.

2. Security Agreement. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition:

“Security Agreement: Means the Security Agreement dated November 21, 2023 and effective as of September 21, 2023 by and among Hall of Fame Resort & Entertainment Company, a Delaware corporation, and HOF Village Newco, LLC, a Delaware limited liability company, on their own behalf and on behalf of their affiliates and subsidiaries, and Lender.”

3. Definition of Collateral. Section 1.1 of the Loan Agreement is hereby amended by adding the following subparagraph (n) to the definition of “Collateral” in Section 1.1 of the Loan Agreement:

“(n) the rights of HOFRECo and its affiliates and subsidiaries in and to (a) any judgment obtained by or granted to them against Johnson Controls International PLC and/or its subsidiaries (collectively, “Johnson Controls”), (b) any settlement proceeds received or to be received by them from Johnson Controls, and (c) the proceeds arising out of any of the foregoing (collectively, the “JCI Funds”). To the extent not already granted herein or in the Mortgage, Borrower and HOFRECo hereby grant Lender a security interest in the foregoing and Lender shall have all rights and remedies of a secured party under the Uniform Commercial Code. Lender is authorized to file a UCC-1 Financing Statement or a UCC-3 amendment to an existing Financing Statement to evidence the granting of the security interest to Lender in the foregoing Collateral.”

4. Definition of Loan Documents. The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Loan Documents: Means this Agreement, the Security Agreement, the documents specified in Section 3.2 hereof, any Hedging Contracts, any account assignments, control agreements, letter of credit application and agreement or other reimbursement agreements, any subordination agreements, intercreditor agreements and any and all other agreements, instruments and documents, including powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or Guarantor, or delivered to Lender in connection with this Agreement.”

5. Effect of Assignment of Loan Documents. The parties acknowledge and agree that upon as of the Effective Date, the affirmative covenant in Section 4.6 of the Loan Agreement regarding the establishment and maintenance of accounts with Lender is hereby deleted.

6. Effect of Joinder of HOFRECo in First Amendment. The parties acknowledge and agree that when HOFRECo was joined as a borrower party to the Loan Agreement in the First Amendment, the following provisions were not intended to apply to HOFRECo:

a.	Section 5.7 of the Loan Agreement (entitled “Change in Business, Management or Ownership”).

b.	Section 5.11 of the Loan Agreement (entitled “Single Purpose Entity”).

c.	Section 5.13 of the Loan Agreement (entitled “Capital Expenditures”).

Consequently, Sections 5.7, 5.11 and 5.13 of the Loan Agreement are hereby amended by adding the following sentence to the end of each respective section: “Notwithstanding anything to the contrary, this Section shall not apply to HOFRECo.”

7. Effect of Fourth Amendment; Further Amendments. Borrower acknowledges that (a) but for the modifications to the Loan Agreement set forth in the Letter Agreement, as memorialized herein, Lender would not have agreed to enter into the Assignment or the First Amendment or to make the disbursements of Loan Proceeds as described in the First Amendment, Second Amendment or Third Amendment and as may additionally occur in the future, and (b) such agreed upon modifications constituted an inducement for Lender to enter into the Assignment, First Amendment, Second Amendment, Third Amendment, and, now or hereafter, to make the disbursements of Loan Proceeds to Borrower. This Fourth Amendment shall be binding upon Lender, Borrower, and their successors and assigns. Except as otherwise amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions hereof shall control. Any further amendments to the Loan Agreement must be in writing and signed by the parties hereto in order to be effective.

8. Governing Law. This Fourth Amendment shall be governed by and controlled in accordance with the laws of the State of Ohio.

9. Counterparts; Electronic Signature. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. This Fourth Amendment may be executed by electronic means and methods, including DocuSign and portable document format (PDF), and shall when transmitted electronically or in paper format, be deemed binding on the signatories thereto.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be signed as of the Effective Date.

BORROWER:

HOF VILLAGE RETAIL I, LLC, a Delaware
limited liability company

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

HOF VILLAGE RETAIL II, LLC, a Delaware
limited liability company

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
Michael Crawford
President and Chief Executive Officer

[Signature Page to Fourth Amendment to Loan]

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be signed as of the Effective Date.

LENDER:

CH CAPITAL LENDING, LLC
a Delaware limited liability company

By:	/s/ John A. Mase
Name:	John A. Mase
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Loan]